UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

AIRCASTLE LIMITED

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32959	98-0444035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400, Stamford, Connecticut		06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1020

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 28, 2025, Aircastle Advisor LLC (the “Borrower”), a wholly owned subsidiary of Aircastle Limited (the “Company”), entered into a Credit Agreement among the Borrower, MUFG Bank, Ltd. and Sumitomo Mitsui Trust Bank, Limited, New York Branch, as joint lead arrangers, the lenders party thereto from time to time, MUFG Bank, Ltd., as agent, and Industrial and Commercial Bank of China Limited, New York Branch, as senior managing agent (the “Credit Agreement”). The Credit Agreement provides for a five-year unsecured term loan in the amount of $600,000,000, with an option to increase the aggregate loan amount to $700,000,000 during the first year of the term. The obligations of the Borrower under the Credit Agreement are guaranteed by the Company, and the Company’s subsidiary Aircastle (Ireland) Designated Activity Company will also provide a guarantee in respect of the obligations of the Borrower under the Credit Agreement. The loans under the Credit Agreement will bear interest at Term SOFR plus 1.40%.

The Credit Agreement contains certain usual and customary affirmative and negative covenants for transactions of this type, which include, among others: limitations on additional indebtedness, liens, mergers, investments, restricted payments, transactions with affiliates, the entry into certain restrictive agreements and asset sales; and requirements to provide certain financial statements and other information.

The Credit Agreement also contains usual and customary events of default, including, among others: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; non-performance of covenants and obligations; default on other material debt; bankruptcy or insolvency; and material judgments, in each case, subject to customary conditions and applicable cure periods.

The foregoing is qualified in its entirety by reference to the Credit Agreement, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

10.1*	Credit Agreement, dated as of April 28, 2025, among Aircastle Advisor LLC, as borrower, MUFG Bank, Ltd. and Sumitomo Mitsui Trust Bank, Limited, New York Branch, as joint lead arrangers, the lenders party thereto from time to time, MUFG Bank, Ltd., as agent, and Industrial and Commercial Bank of China Limited, New York Branch, as senior managing agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

By:	/s/ Sarah Clarkin
Name:	Sarah Clarkin
Title:	Chief Legal Officer and Secretary

Date: May 2, 2025